SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 10, 2004

CAPITAL TRUST, INC.
(Exact Name of Registrant as specified in its charter)
Maryland	1-14788	94-6181186
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

410 Park Avenue, 14th Floor, New York, NY 10022
(Address of Principal Executive Offices)     (Zip Code)

Registrant’s telephone number, including area code:  (212) 655-0220

N/A
(Former name or former address, if changed since last report):

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits
	99.1	PowerPoint slide presentation

Item 9.  Regulation FD Disclosure

         On March 10, 2004, John R. Klopp, Chief Executive Officer of Capital Trust, Inc. (the "Company"), made a presentation to investors and analysts at a conference hosted by JMP Securities in San Francisco, California.  The accompanying slide presentation is furnished herewith as Exhibit 99.1.  Additionally, the Company has posted the slide presentation on its website at www.capitaltrust.com under the investor relations, company presentation section.

         The information in this Current Report on Form 8-K ("Current Report"), including the exhibit attached hereto, is being furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of the section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL TRUST, INC.

By: /s/ John R. Klopp Name: John R. Klopp Title: Chief Executive Officer

Date: March 15, 2004

Exhibit Index

Exhibit Number	Description
99.1	PowerPoint slide presentation